UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 2, 2006


                            US GLOBAL NANOSPACE, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      000 - 23339               13-3720542
(State or other jurisdiction            (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)


                   2533 North Carson Street, Suite 5107                  89706
                            Carson City, Nevada
               (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (775) 841-3246

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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      This Form 8-K and other  reports filed by US Global  Nanospace,  Inc. (the
"Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 8.01 OTHER EVENTS.

      On January 2, 2006, the Registrant learned that TIAX LLC has filed a complaint for breach of contract in Middlesex Superior Court in Massachusetts. The complaint seeks payment of $226,344 that TIAX alleges remains payable by the Registrant under a Patent and Technology License Agreement that was entered into between the Registrant and TIAX on July 24, 2003 (the "Agreement"). It is Registrant's position that the Agreement terminated on June 28, 2005, and that TIAX's claims are without merit. The Registrant intends to vigorously defend itself against the TIAX complaint.

      Additional information regarding the Registrant's dispute with TIAX is set forth in Note 8 to the financial statements contained in the Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005, filed with the Securities and Exchange Commission on November 23, 2005.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         US GLOBAL NANOSPACE, INC.
                                                (Registrant)

Date: January 6, 2006
                                                   /s/ Carl Gruenler
                                         ---------------------------------------
                                         Carl Gruenler, Chief Executive Officer